UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929

(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2025 (the “Effective Date”), in connection with Mr. Hamid Akhavan’s appointment as Chief Executive Officer, EchoStar Capital, Mr. Akhavan and EchoStar Corporation (the “Company”) entered into a new letter agreement (the “Letter Agreement”) that replaces and supersedes the previous letter agreement with Mr. Akhavan dated October 2, 2023. The Letter Agreement: (i) continues his existing base salary and bonus opportunity unchanged; (ii) provides that vesting of the final tranche of Mr. Akhavan’s December 31, 2023 option award would accelerate in the event of a Qualifying Termination; and (iii) provides that any future equity awards on or after the Effective Date are at the discretion of the Chairman and the Executive Compensation Committee. The Letter Agreement expires by its terms on December 31, 2026.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Letter Agreement, dated December 26, 2025, by and between EchoStar and Hamid Akhavan.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION DISH DBS CORPORATION
Date: December 29, 2025	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary